Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 12, 2003 relating to the financial statements which appears in LifeCell Corporation's Annual Report on Form 10-K for the year ended December 31, 2002. We also consent to the references to us under the headings "Experts" in such Registration Statement.

                                               PRICEWATERHOUSECOOPERS,  LLP

Florham Park, New Jersey
September 24, 2003


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